Exhibit 99.9.1

SINO WISH LIMITED

INDEX TO FINANCIAL STATEMENTS
Page
Report of Independent Registered Public Accounting Firm	1

Balance Sheets as of March 31, 2011 and March 31, 2010	2

Statements of Operations
for the year ended March 31, 2011 and for the period from November 26, 2009 (Date of Inception) to March 31, 2010	3

Statement of Stockholder’s Deficit
for the year ended 31 March, 2011 and for the period from November 26, 2009 (Date of Inception) to March 31, 2010	4

Statements of Cash Flows
for the year ended March 31, 2011 and for the period from November 26, 2009 (Date of Inception) to March 31, 2010	5

Notes to the Financial Statements	6 – 16

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

3/F Malaysia Building,

50 Gloucester Road, Wanchai,

Hong Kong.

Phone	+852 2332 0661 (23 lines)
Fax	+852 2332 0304
+852 2388 2086
E-mail	cpa@uhy-hk.com
Web	www.uhy-hkxom

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

SINO WISH LIMITED

We have audited the accompanying balance sheets of Sino Wish Limited (the “Company”) as of March 31, 2011 and March 31, 2010, and the related statements of operations, changes in stockholders’ equity, and cash flows for the year ended March 31, 2011 and period from November 26, 2009 (date of inception) to March 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sino Wish Limited as of March 31, 2011 and March 31, 2010, and the results of its operations and its cash flows for the year ended March 31, 2011 and period from November 26, 2009 (date of inception) to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(c) to the financial statements, the Company’s minimal revenues and its dependency from continued funding from its stockholder raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ UHY VOCATION HK CPA LIMITED

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China

08 APR 2012

A member of Urbach Hacker Young International Limited,

an international network of independent accounting and consulting firms

The UHY network is a member of the Forum of Firms

SINO WISH LIMITED
BALANCE SHEETS

	March 31, 2011	March 31, 2010
ASSETS
CURRENTS ASSETS
Cash	$ 17,032	$ 10,409
Inventories	1,618	1,570
Total current assets	18,650	11,979
Property and equipment, net	48,196	27,736
Security deposits and prepayments	61,856	94,614

TOTAL ASSETS	$ 128,702	$ 134,329

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 45,621	$ 23,748

TOTAL CURRENT LIABILITIES	45,621	23,748
Stockholder’s loan	151,862	127,097
TOTAL LIABILITIES	197,483	127,097

STOCKHOLDER'S EQUITY
Common stock, 10,000 shares authorized with par value $0.128;
1 shares issued and outstanding	1	1
Accumulated loss	___(68,782)	___(16,517)
TOTAL STOCKHOLDER'S EQUITY	(68,781)	(16,516)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 128,702	$ 134,329
See accompanying notes to financial statements.

SINO WISH LIMITED
STATEMENTS OF OPERATIONS
	Year ended March 31,	November 26, 2009 (Date of Inception) to March 31,
	2011	2010
Revenue	$ 373,735	$ 8,602
Cost of goods sold (exclusive of depreciation)	(113,305)	(5,433)

Gross profit	260,430	3,169

Operating expenses	(316,754)	(19,821)

OPERATING LOSS BEFORE INCOME TAXES	(56,324)	(16,652)

Other income	4,059	135

NET LOSS BEFORE INCOME TAXES	(52,265)	(16,517)

INCOME TAX EXPENSES	-	-

NET LOSS	$ (52,265)	$ (16,517)

Net loss per common share
Basic and fully diluted	$ (52,265)	$ (16,517)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1	1
See accompanying notes to financial statements.

SINO WISH LIMITED
STATEMENT OF STOCKHOLDER'S DEFICIT

	Common Stock, Par value of $0.128			Total
			Accumulated	stockholder's
	Number	Amount	loss	deficit

Balance at November 26, 2009 (date of inception)	-	$ -	$ -	$ -
Common stock issued for cash	1	1	-	1
Net loss from November 26, 2009 (Date of Inception) to March 31, 2010	-	-	(16,517)	(16,517)
Balance as of March 31, 2010	1	1	(16,517)	(16,516)
Net loss for the year ended March 31, 2011	-	-	(52,265)	(52,265)
Balance as of March 31, 2011	1	$ 1	$ (68,782)	$ (68,781)

SINO WISH LIMITED
STATEMENTS OF CASH FLOWS

	Year ended March 31, 2011	Period from November, 26 2009 (Date of Inception) to March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (52,265)	$ (16,517)
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation	8,187	678
Changes in operating assets and liabilities:
Inventories	(48)	(1,570)
Security deposits and prepayments	32,758	(94,614)
Accounts payable and accrued expenses	21,873	23,748
NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	10,505	(88,275)
CASH FLOWS FROM INVESTING ACTIVITIES Acquisition of fixed assets	(28,647)	(28,414)
NET CASH USED IN INVESTING ACTIVITIES	(28,647)	(28,414)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder’s loan	24,765	127,097
Proceeds from issuance of common stock	-	1
NET CASH PROVIDED BY FINANCING ACTIVITIES	24,765	127,098

NET INCREASE IN CASH	6,623	10,409
CASH
Beginning of period	$ 10,409	$ -

End of period	$ 17,032	$ 10,409

See accompanying notes to financial statements.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 1 ORGANIZATION

Sino Wish Limited (the “Company”) is a limited liability company incorporated on November 26, 2009 and domiciled in Hong Kong.  The Company’s principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting   principles generally accepted in the United States of America (“US GAAP”). The Company’s functional   currency is the Hong Kong Dollar, however the accompanying financial statements have been translated and presented in United States Dollars.

(b)

 Use of estimates

The preparation of financial statements in conformity with US GAAP requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to deposits and prepayments, the recoverability and useful lives of long lived assets and realizable values for inventories.

(c)

Going concern and management’s plans

These financial statements have been prepared assuming that the Company will continue as a going concern and, accordingly, they do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s minimal revenues, its dependency from continued funding from its stockholders raise substantial double about its ability to continue as a going concern. The Company's business plan includes raising funds from outside potential investors.  However, there is no assurance that it will be able to do so.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Foreign currency translation

Assets and liabilities are translated at the rate of exchange in effect on the balance sheet date;   income and expenses are translated at the average rate of exchange prevailing during the   period. The related transaction adjustments are reflected in “Accumulated other   comprehensive income / (loss)’’ in the equity section of the balance sheet.

	Year ended March 31,	Period from November 26, 2009 to March 31,
	2011	2010

Period end closing HK$:US$ exchange rate	$7.7884	$7.7609
Average rate HK$:US$ exchange rate	$7.7752	$7.7630

(e)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment

losses. Improvements to leased assets or fixtures are amortized over their estimated useful   lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which   do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period, using the straight  line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per annum

Computer equipment: 10%, per annum

Leasehold improvement: Over the lease term

(f)

 Inventories

Inventories consist of finished goods which include food and beverage materials and

products for catering service.  Inventories are measured at the lower of cost or market. The   cost of inventories comprises all costs of purchases, costs of conversion and other costs   incurred in bringing the inventories to their present location and condition and is assigned by   using a first-in first-out basis. Market value is determined by reference to selling prices after   the balance sheet date or to management’s estimates based on prevailing market conditions.   The management also regularly evaluates the composition of its inventories to identify   slow-moving and obsolete inventories to determine if a valuation allowance is required.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(g)

Security deposits

Security deposits mainly consist of rental and management fee security deposits, electricity and water meter deposits.

(h)

Cash

Cash consist of cash on hand and at banks.  The Company's cash deposits are held with

financial institutions located in Hong Kong.  Management believes these financial   institutions are of high credit quality.

(i)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of

ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are   reviewed for possible impairment whenever events indicate that the carrying amount of such   assets may not be recoverable by comparing the undiscounted cash flows associated with the   assets to their carrying amounts. If such a review indicates an impairment, the carrying   amount would be reduced to fair value.

Based on the Company’s assessment, there were no events or changes in circumstances that   would indicate any impairment of long-lived assets as of March 31, 2011 and 2010.

(j)

 Accounts payable and accrued expenses consist of the following:

	As of March 31, 2011	As of March 31, 2010
Accounts payable	$ 11,706	$ 6,846
Accrued expenses
Legal and professional fees	3,010	-
Payroll and other operating expenses	30,905	16,902
	$ 45,621	$ 23,748

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(k)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar  assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, accounts payable and accrued

expenses, and stockholder’s loan approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of March 31, 2011 and 2010.

(l)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with

ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary   differences between financial and tax reporting. Temporary differences are the differences   between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets   are reduced by a valuation allowance when, in the opinion of management, it is more likely   than not that some portion or all of the deferred tax assets will not be realized.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(l)

Income Taxes (Cont’d)

Deferred income tax assets and liabilities are determined based upon differences between the   financial reporting and tax bases of assets and liabilities and are measured using the enacted   tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management

concludes it is more likely than not that the assets will not be realized.  Deferred tax assets   and liabilities are measured using enacted tax rates expected to apply to taxable income in   the years in which those temporary differences are expected to be recovered or settled.  The   effect on deferred tax assets and liabilities of a change in tax rates is recognized in the   statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for

financial statement recognition and measurement of a tax position taken in the tax return.   This interpretation also provides guidance on de-recognition of income tax assets and   liabilities, classification of current and deferred income tax assets and liabilities, accounting   for interest and penalties associated with tax positions, accounting for income taxes in   interim periods and income tax disclosures.

(m)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes

rules for the reporting of comprehensive income and its components.  Comprehensive   income consists of net income and foreign currency translation adjustments.

(n)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold. Other income   for tips is recognized on cash basis.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(o)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the   Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed   under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a   defined contribution scheme, the assets of which are held in separate trustee-administered   funds. The Company's contributions to the scheme are expensed as incurred and are vested   in accordance with the scheme' vesting scales.

(p)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal

proceedings and environmental claims arising out of the normal course of businesses that   relate to a wide range of matters, including among others, contracts breach liability. The   Company records accruals for such contingencies based upon the assessment of the   probability of occurrence and, where determinable, an estimate of the liability. Management   may consider many factors in making these assessments including past history, scientific   evidence and the specifics of each matter.

As of March 31, 2011 and 2010, the Company's management has evaluated all such proceedings  and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of  operations.

(q)

Recent Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on   our financial statements. We do not discuss recent pronouncements that are not anticipated   to have an impact on or are unrelated to our financial condition, results of operations, or   disclosures.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(q)

Recent Accounting Pronouncements (Cont’d)

In June 2011, the FASB issued ASU 2011-05, which is an update to Topic 220, “Comprehensive Income.” This update eliminates the option of presenting the components of other comprehensive income as part of the statement of changes in stockholders’ equity, requires consecutive presentation of the statement of net income and other comprehensive income and requires reclassification adjustments from other comprehensive income to net income to be shown on the financial statements.  ASU 2011-05 is effective for all interim and annual reporting periods beginning after December 15, 2011. The Company does not expect the adoption of this guidance to have a material impact on its financial position or results of operations.

NOTE 3 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company. Property and equipment as of March 31, 2011 and 2010 are summarized as follows:

	March 31, 2011	March 31, 2010
Furniture & equipment	$ 22,263	$ 19,166
Leasehold improvement	27,147	1,597
Computer equipment	7,651	7,651
	-	-
Total	57,061	28,414
Accumulated depreciation and amortization	(8,865)	(678)
Balance	$ 48,196	$ 27,736

Depreciation and amortization expense for year ended March 31, 2011 and for the period from November 26, 2009 (date of inception) to March 31, 2010 were $8,187 and $678, respectively.

NOTE 4 SECURITY DEPOSITS AND PREPAYMENTS

Security deposits mainly consist of rental and management fee security deposits, electricity and water meter deposits for company owned restaurant.  Security and deposits as of March 31, 2011 and 2010 are summarized as follows:

	March 31, 2011	March 31, 2010
Rental and management fee security deposit	$ 54,306	$ 54,306
Electricity and gas deposit	5,778	5,778
Water deposit	770	770
Food supplies and other deposits	1,002	24,625
Rental and management fee prepayment	-	9,135
	$ 61,856	$ 94,614

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 5 COST OF GOODS SOLD

Cost of goods sold consists of finished goods including food and beverage materials and products for the catering services sold by the company-owned restaurant and exclusive of depreciation expenses which are shown separately under Note 6 Operating Expenses.

NOTE 6 OPERATING EXPENSES

Operating expenses consist of the following for the year ended March 31, 2011 and for the period from November 26, 2009 (date of inception) to March 31, 2010

	Year ended March 31, 2011	Period from November 26, 2009 (Inception) to March 31, 2010
Staff costs	$ 131,783	$ 4,221
Property rent, rate and management fee	108,756	1,530
Electricity and utilities	21,701	332
Depreciation	8,187	678
Professional and audit fee	3,010	174
Others	43,317	12,886
Total	$ 316,754	$ 19,821

NOTE 7 FRANCHISE ARRANGEMENTS

Franchise arrangements are pursuant to franchise agreements entered by the Company as the franchisee and Hippo Lace Limited (“HLL”) as the franchisor.  The Agreements require payment of franchise fees on anniversary basis and continuing monthly management fee base upon a percent of franchisees’ net income after tax to HLL throughout the term of franchise.  Under this arrangement, a franchise agreement was entered in March 2010 in which the Company is granted the right to operate a café bistro using the brand name “Caffe Kenon” for a term of 3 years from March 1, 2010.  Franchise fee expenses on the use of the license of the brand name and trademark “Caffe Kenon” is recorded upon the granting of the non-exclusive rights by HLL as the fee is non-refundable to and non-cancellable by the Company.

The franchisee pays related occupancy costs including rent, property management fee and government rent and rates, insurance and maintenance for their owned restaurant.  Franchisor has no obligation to any legal consequences arose from what the franchisee assumed.

The franchisee have the right to renew for one additional term equal to the initial term granted under Franchisor’s franchise agreement after expiration of the initial term provided that franchisee has, during the term of the agreement, substantially complied with all its provisions.  Franchisee must pay franchisor, three months prior to the date of renewal, a renewal fee to be agreed between franchisor and the franchisee.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 7 FRANCHISE ARRANGEMENTS (…/Cont’d)

Future minimum franchise fee payments due from the Company under existing franchise arrangements are:

	As of March 31, 2011	As of March 31, 2010
Year ended March 31,
2011	$ -	$ 10,272
2012	10,272	10,272
2013	10,272	10,272
Total	$ 20,544	$ 30,816

NOTE 8 OTHER INCOME

Other income mainly represented the tips income from customers.

NOTE 9 INCOME TAX

The Company is subject to income tax on income derived from the tax jurisdictions in which it operates.

The Company has not provided for income tax as the amount involved is immaterial.  Substantially all of the Company’s income before income tax expenses is generated in Hong Kong.

A reconciliation of the expected income tax credit (based on HK income tax rate) to the actual income tax credit is as follows:

	Year ended March 31, 2011	November 26, 2009 (date of inception) to March 31, 2010
Loss before tax	$ (52,265)	$ (16,517)
HK income tax rate	16.5%	16.5%
Expected income tax credit calculated at HK income tax rate	(8,624)	(2,725)
Deferred tax asset not recognized	8,624	2,725
Actual income tax expenses	$ -	$ -

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. No deferred tax asset has been provided as the Company’s future taxable income stream is uncertain.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 10 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on March 1, 2010 to lease premises for operation of our Company-owned restaurant for a term of 6 years at a monthly rental rate of $7,475 for the first three years and at prevailing market rate for the last three years.

As of March 31, 2011 and 2010, the total future minimum lease payments under non-cancellable operating lease in respect of leased premises are payable as follows:-

Year ended March 31,	March 31, 2011	March 31, 2010
2011	-	89,700
2012	$ 89,700	$ 89,700
2013	82,225	82,225
Total	$ 171,925	$ 261,625

NOTE 11 RELATED PARTY TRANSACTIONS

Balance with related party	March 31, 2011	March 31, 2010
Stockholder’s loan:
- Vivian Choi, stockholder (“Choi”)	$ 151,862	$ 127,097

The stockholder’s loan mainly represents the loan advance to the Company by Choi to support day-to-day operational expenses and working capital.  This loan agreement was entered by the Company and Choi on November 26, 2009 (date of inception) for a term of five years.  The advance is unsecured, non-interest bearing and repayable on November 25, 2014.

NOTE 12 CERTAIN RISK AND CONCENTRATION

Credit risk

As of March 31, 2011 and 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the periods presented.

SINO WISH LIMITED

NOTES TO FINANCIAL STATEMENTS

NOTE 13 SUBSEQUENT EVENT

On March 29, 2012, the Company, its sole shareholder Ms. Vivian Choi and Studio II Brands, INC (“Studio II”) through its wholly-owned subsidiary, Hippo Lace Limited (“HLL”), entered into Stock Purchase Agreement whereby Studio II agreed to issue 2,938,492 shares of the common stock to Ms. Vivian Chow to acquire all of the issued and outstanding shares of common stock of the Company. Upon consummation of the transaction, Studio II would become the ultimate holding entity of the Company.  The issuance of Studio II’s shares for the stock purchase transaction was a private placement transaction, and the shares issued in the stock purchase transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all Studio II’s shares issued in the stock purchase transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.